A Phase Ib/II Study Evaluating Activity and Tolerability of BTK Inhibitor PCI-32765 and Ofatumumab In Patients With Chronic Lymphocytic Leukemia/Small Lymphocytic Lymphoma (CLL/SLL) and related diseases

Samantha Jaglowski, MD, Jeffrey Jones, MD, MPH, Joseph Flynn, DO, MPH, Leslie Andritsos, MD, Kami Maddocks, MD, Kristie Blum, MD, Michael Grever, MD, Susan Geyer, PhD, Jennifer Woyach, MD, Amy Johnson, PhD, Nyla Heerema, PhD, Erin Molnar, Mona Stefanos, Susan Devlin, Tasheda Navarro, Danelle James, MD, MAS, Ann Lowe, MD, Eric Hedrick, MD, John C. Byrd, MD

The Ohio State University The James

Ohio State is a Comprehensive Cancer Center designated by the National Cancer Institute

NCI CCC

A Comprehensive Cancer Center Designated by the National Cancer Institute

Disclosures

- RESEARCH FUNDING: Pharmacyclics, Inc. (trial support)
- EMPLOYEE: N/A
- STOCKHOLDER: N/A
- CONSULTANT: N/A
- SCIENTIFIC ADVISORY BOARD: N/A

Bruton's Tyrosine Kinase (BTK)

- Expressed and functional across non-T cell hematopoietic lineages
- Lies proximally in the BCR signaling pathway
- BCR signaling necessary for a number of normal B cell functions
- Mouse knock out or mutation has a predominately B-cell phenotype
- BCR signaling is constitutively active in lymph node and marrow compartments


B cell receptor
IgH
IgL
CD79A
CD79B
CD19
Cell membrane
PIP2 → PIP3
PI3K
BTK
LYN
SYK
BLNK
PLCγ
DAG
IP3 — Ca++
PKCβ
IKK
ERK
NF-κB
Nucleus

Ibrutinib (PCI-32765)

- Orally bioavailable inhibitor of BTK
- Abrogates protective effects of the CLL microenvironment[1]
- Has single-agent activity in patients with relapsed/refractory CLL[2]
  - ORR 67% with 86% estimated 1 yr PFS
  - Lymphocytosis frequent after initiation, abates over time


ALC
550
450
350
250
150
50
-50
0 1 2 3 4 5 6 7 8 9 10 11
Month


SPD
25
0
-25
-50
-75
-100
0 1 2 3 4 5 6 7 8 9 10 11
Month

[1]Herman SEM et al. Blood 2011; 117:6287-96

[2]O'Brien et al. ASH 2011 meeting

Ofatumumab

- Fully humanized type I CD20 monoclonal antibody
- Advantages over rituximab:
  - Greater CDC, ADCC, and apoptosis versus rituximab[1]
  - Slower off-rate
  - More stable CD20 binding[2]
- Has activity in patients with fludarabine and alemtuzumab-refractory (ORR 58%) and bulky fludarabine-refractory disease (ORR 47%) in CLL[3]
- Commonly observed toxicities include infusion reaction, infection, anemia, and neutropenia

[1]Rafiq S et al. ASH 2011 (abstr)-submitted for publication

[2]Teeling JL et al. Blood 2004; 104:1793-800

[3]Wierda WG et al. J Clin Oncol 2010; 28:1749-55

OSU 10053

- Single-institution study evaluating the safety and efficacy of the combination of ibrutinib and ofatumumab for patients with relapsed/refractory CLL/SLL and related diseases
- Evaluations of three dosing strategies currently underway

OSU 10053: Cohort A

- Cohort A:
  - 420 mg ibrutinib alone administered daily for 28 days during cycle 1
  - Ofatumumab added at 300 mg on day 1 of cycle 2, followed by 2000 mg on days 8, 15, and 22 of cycle 2, days 1, 8, 15, and 22 of cycle 3, then on day 1 of cycles 5-8 (follows package insert)

- Objectives:
  - To determine the toxicity of the combination of ibrutinib and ofatumumab
  - To evaluate the response (CR+PR) at 1 year following administration of ibrutinib with ofatumumab

OSU 10053: Cohort A

- Based on data entered into the Pharmacyclics study database by investigators as of March 13, 2012
- Safety evaluation:
  - Six patients initially treated through 2 cycles
  - Regimen considered sufficiently tolerable if at most one patient experienced a DLT
- Efficacy evaluation:
  - Minimax Simon two-stage Phase 2 design
  - 27 patients (including first 6) enrolled

Patient Eligibility

- Histologically confirmed CLL/SLL, prolymphocytic leukemia, or Richter's transformation with an indication for treatment per IWCLL guidelines
- ≥2 prior therapies, including a purine nucleoside analog
- >10% CD20 expression on CLL cells*
- Adequate end-organ function
  - ANC ≥ 1000/µL in the absence of bone marrow involvement
  - Platelets ≥ 30,000/µL
  - Total bilirubin ≤ 1.5xULN
  - AST ≤ 2.5xULN
  - Creatinine ≤ 2.0 mg/dl
- No active/uncontrolled infection

*By flow cytometry

Patient Characteristics

		(N=27)
Age, years	Median: Range: ≥70 years, # (%)	66 51 − 85 12 (44)
Diagnosis, #(%)	CLL SLL PLL Richter's	22 (81) 1 (4) 1 (4) 3 (11)
ECOG PS, #(%)	0 1	10 (37) 17 (63)
Prior Rx	Median: Range: ≥ 3 regimens:	3 2 −10 16 (59)
mRai Staging, #(%)	Low Risk Intermediate Risk High Risk	1 (4) 13 (48) 13 (48)

Patient Characteristics (cont.)

	(N=27) (%)
Purine Analog Refractory, # (%)	11 (41)
Cytopenia at baseline, # (%)	
ANC < 1500/µL	4 (15)
HGB < 11g/dL	9 (33)
Platelets < 100,000/µL	9 (33)
HGB < 11g/dL or PLT < 100,000 µL	13 (48)
Prognostic Markers, # (%)	
IgVH unmutated:	20/22 (91)
Del(17p):	10 (37)
Del(11q):	9 (33)

Patient Disposition

	(N=27)
Follow-Up Median (months) Range	9.8 5.2 – 12.9
Patients Still on Study, # (%)	24 (89)
Patients Discontinued, # (%)	3 (11)
Primary Reasons for Discontinuation, # (%)	
Went to Transplant	1 (4)
Disease Progression	1 (4)
Death	1 (4)

Adverse Events Occurring in >20% of Patients



Respiratory infection
Stomatitis
Rash
Peripheral sensory neuropathy
Fatigue
Diarrhea
Ecchymoses
0%
10%
20%
30%
40%
50%
60%
Grade 1
Grade 2
Grade 3
Grade 4

Grade 3 Infectious Complications


Urinary Tract Infection
Pneumonia
Enterocolitis
Cellulitis
Bacteremia
0
1
2
3
4
Number of Events

Best Response

	CLL/SLL/PLL (N=24)	Richter's (N=3)
	# (%)	# (%)
CR	1 (4%)	0
PR	23 (96%)	2 (67%)
ORR	**100 %**	**67%**
SD	0	1 (33%)
PD	0	0
NE	0	0

Ibrutinib Mediates Transient Rise in Lymphocyte Count that is Diminished in Combination with ofatumumab


Blood Lymphocytes
Mean Percent Change From Baseline
700
600
500
400
300
200
100
0
-100
-200
ALC—Ibrutinib single agent
ALC—Ibrutinib + ofatumumab
ofatumumab added to ibrutinib
Screen
Cycle 1
Cycle 2
Cycle 3
Cycle 4
Cycle 5
Cycle 6
Cycle 7
Cycle 8
Cycle 9
Cycles


Lymph Nodes
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
-110
SPD—Ibrutinib single agent
SPD—Ibrutinib + ofatumumab
Screen
Cycle 2
Cycle 4
Cycle 5
Cycle 6
Cycle 8
Cycle 9
Cycles

Bone Marrow Response

Screening

Cycle 12



77-yo man with del17p, C1D1 ALC 145; C12D1 ALC 5

Sustained Improvement* Among Patients with Pretreatment Cytopenias


% with sustained improvement
ANC (n=4)
Hemoglobin (n=9)
Platelets (n=9)
50%
56%
67%
0
10
20
30
40
50
60
70
80

*Sustained improvement is defined as improvement in cytopenia by >50%, or Hgb >11 g/dL, ANC > 1500 cells/µL, or plts >100,000 lasting for ≥ 60 days without blood transfusion or G-CSF

Progression-free survival (CLL/SLL/PLL)


PFS Kaplan-Meier Curve
PFS Probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
1: CLL/SLL/PLL (N=24)
+ Censored
AtRisk 24 24 24 24 23 12 4 0
0 2 4 6 8 10 12 14
Months on Study

Richter's patients: 2/3 eventually progressed at 4.7 and 5.6 months; the third was censored in continuous response at 10.1 months

Conclusions

- Ibrutinib in combination with ofatumumab is well-tolerated and highly active in patients with relapsed/refractory CLL/SLL/PLL
  - Among patients with CLL/SLL/PLL, the combination resulted in a 100% ORR irrespective of genomics
  - There was a rapid onset of response, favorable safety profile, and durable remissions have been observed
- Ibrutinib in combination with ofatumumab or other CD20 antibodies warrants continuing study
- Non-cytotoxic treatment strategy for CLL is feasible and should be explored further

Acknowledgements

The patients who participate in clinical trials and their families!

- CLL Team at OSU
  - John Byrd, MD
  - Michael Grever, MD
  - Jeffrey Jones, MD, MPH
  - Joseph Flynn, DO, MPH
  - Leslie Andritsos, MD
  - Kami Maddocks, MD
  - Jennifer Woyach, MD
- CLL Lab
  - Amy Johnson, PhD
  - Raj Muthusamy, DVM, PhD
  - Erin Hertlein, PhD
  - Linda Smith MS
  - Kelly Smucker BS
  - Daphene Guinn BS

OSU CTO/Data Collection Team

- Mona Stefanos
- JoAnne Padgett
- Erin Molnar

- Pharmacyclics, Inc.
- Former employees of Pharmacyclics: Ahmed Hamdy MD, Raquel Izumi PhD
- Funding
  - Conquer Cancer Foundation Young Investigator Award
  - ASH Scholar Award
  - Leukemia and Lymphoma Society SCOR grant
  - NCI K12 (CA133250) and P50 CA140158